SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement          / /   Confidential, for Use of the
                                                 Commission Only (as permitted
/X/   Definitive Proxy Statement                 by Rule 14a-6(e)(2))
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to rule 14a-11(c) or Rule 14a-12

                              IIC Industries Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              IIC INDUSTRIES INC.
                              420 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10170-0399

                         -----------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         -----------------------------

                                 MARCH 3, 1998

                         -----------------------------


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of IIC INDUSTRIES INC. (the "Company") will be held on Tuesday, March 3, 1998 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, for the following purposes:

     (1) to vote on an amendment to the company's Certificate of Incorporation increasing the authorized shares of the Company and changing the par value thereof; and

     (2) to transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

     Only the holders of record of Common Stock of the Company at the close of business on February 19, 1998, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at such Annual Meeting, or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.

                                            By Order of the Board of Directors

                                            Fortunee F. Cohen
                                            Secretary

New York, New York
February 20, 1998

                              IIC INDUSTRIES INC.
                              420 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10170-0399

                            -----------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 3, 1998

                            -----------------------

                              GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy are being furnished to the stockholders on or about February 20, 1998 in connection with the solicitation by the Board of Directors of IIC INDUSTRIES INC. (the "Company") of proxies for use in voting at a Special Meeting of Stockholders of the Company to be held on Tuesday, March 3, 1998 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, and at any adjournment or adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof. Unless instructions to the contrary are received, proxies will be voted in favor of the proposals referred to herein. A proxy executed in the form enclosed may be revoked by the person signing the same by giving written notice of the revocation to the Secretary of the Company at any time before the authority granted thereby is exercised.

     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Shares can be voted at the Annual Meeting only if the holder is represented by proxy or is present.

                                 VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Common Stock of the Company. Only stockholders of record at the close of business on February 19, 1998 will be entitled to receive notice of and to vote at the meeting. Each holder of Common Stock as of February 19, 1998 is entitled to one vote for each share held. As of February 19, 1998, the Company had outstanding a total of 1,423,368 shares of such stock.

     The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have the same legal effect as a vote against the proposed amendment of the Certificate of Incorporation. Broker non-votes are not counted as votes cast on any matter to which they relate.

                   STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

     The following table sets forth certain information, as of February 19, 1998, concerning the ownership of the Common Stock by (a) each of the Company's current directors and nominees, (b) all current directors, officers and significant employees of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock.

Except as otherwise indicated, the stockholders listed in the table have the sole voting and investment power with respect to the shares indicated.

==============================================================================
                                               Shares of
     NAME AND ADDRESS OF                     Common Stock            Percent
      BENEFICIAL OWNER                    Beneficially Owned        of Class
------------------------------------------------------------------------------
Bernard Schreier                              1,065,901(1)             74.9%
Heriots
Stanmore Common
Middlesex HA7 3HG England
------------------------------------------------------------------------------
Michael M. Wreschner                          1,048,901(2)             73.7%
10 Raleigh Close
Hendon
London NW4 2TA England
------------------------------------------------------------------------------
Leonard Goldfine                                       200                 *
1424 Melrose Avenue
Melrose Park, PA 19027
------------------------------------------------------------------------------
Wilfred Wyler                                          -0-               ---
333 Central Park West
New York, New York 10025
------------------------------------------------------------------------------
Alfred L. Simon                                        -0-               ---
334 West 87th Street, #6A
New York, New York 10024
------------------------------------------------------------------------------
Fortunee F. Cohen                                    24(3)                 *
1967 East 1st Street
Brooklyn, New York 11223
------------------------------------------------------------------------------
Kenyon Phillips Limited/                      1,048,901(4)             73.7%
CP Holdings Limited
CP House, Otterspool Way,
Watford By-Pass,
Watford WD2 8HG England
------------------------------------------------------------------------------
Jozsef Ferenc Polgar                                   -0-               ---
1133 Budapest
Ipoly UTCA 5/F
Hungary
------------------------------------------------------------------------------
Moshe Gershi                                           -0-               ---
65 The Vale
London NW II
------------------------------------------------------------------------------
Zvi Borowitsh
8 Hamanor Street
P.O.B. 214 Holon                                       -0-               ---
58101 Israel
------------------------------------------------------------------------------
All directors and officers as a group
(11 persons)                                     1,066,125             74.9%
==============================================================================

--------------

* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

     (1) Represents 1,048,901 shares of Common Stock beneficially owned by CP through its wholly-owned subsidiary, Kenyon Phillips Ltd.
           ("Kenyon") and 17,000 shares of Common Stock beneficially owned by the Estate of Gideon Schreier. Mr. Bernard Schreier is Chairman and Managing Director of CP.

     (2) Represents 1,048,901 shares of Common Stock beneficially owned by CP through its wholly owned subsidiary, Kenyon. Mr. Wreschner is a director of CP.

     (3)   Represents 24 shares of Common Stock beneficially owned by Fortunee
           F. Cohen, as custodian for Joyce Cohen and Elliott Cohen, who each own 12 shares of Common Stock.

     (4) Kenyon beneficially owns an aggregate of 1,048,901 shares of Common Stock of the Company, constituting 73.7% of the Company's outstanding voting securities. According to the Schedule 13D filed by Kenyon, it is owned and controlled by CP. The Company is also informed that 60% of CP's voting securities is owned, and CP is controlled, by Bernard Schreier.

           With deep regret, it is reported that Mr. Gideon Schreier, a Director of the Company since 1989, passed away on February 12, 1998.


                      ------------------------------------

          PROPOSAL TO INCREASE AUTHORIZED SHARES AND CHANGE PAR VALUE

     Stockholders are being asked to approve the following Resolution amending the Company's Certificate of Incorporation:

     RESOLVED, that Article Fourth of the Company's Certificate of Incorporation be amended to read in its entirety as follows:

           "FOURTH: The total number of shares which the Corporation shall have the authority to issue is Seven Million Two Hundred Thousand (7,200,000) consisting of Seven Million Two Hundred Thousand (7,200,000) shares of common stock of the par value of twenty-five cents ($0.25) per share."

     Approval of this Resolution will increase the authorized Common Stock of the Company from One Million Eight Hundred Thousand (1,800,000) shares to Seven Million Two Hundred Thousand (7,200,000) shares and change the par value per share from One Dollar ($1.00) to Twenty-five Cents ($0.25). This represents a four-fold increase in the number of shares which the Company is authorized to issue; however, the stock split will not result in any change in the stated capital or surplus accounts of the Company.

     There will be no change in the dividend rights, voting rights, liquidation rights, pre-emptive rights, or any other stockholder rights, or the status of outstanding shares as fully paid and non-assessable. The Company presently has no other authorized class of stock, and the Board of Directors has no present intention to authorize a new class.

     Immediately upon the effectiveness of the amendment to the Certificate of Incorporation, the Company will effect a 4-for-1 forward stock split. Certificates presently held by stockholders shall be for the same number of shares of Common Stock, but the par value will be Twenty-Five Cents ($0.25) per share. As soon as practicable after the effective date of the amendment, the Company will issue to each stockholder of record an additional certificate or certificates representing an aggregate of three shares of Common Stock, par value $0.25, for each share of Common Stock presently held by such stockholder. As a result, there will be issued and outstanding a total of 5,693,472 shares of Common Stock, and each stockholder will then hold four shares of Common Stock, par value $0.25 per share, in lieu of one share of presently issued and outstanding Common Stock, $1.00 par value per share. Nothing in these proxy materials should be construed as a prediction or representation regarding the possible post-split price per share of the Common Stock.

     The Board of Directors is recommending that stockholders approve this amendment increasing the authorized number of shares and changing the par value in order that the Company may issue enough additional shares by way of a stock split to maintain its listing on the Nasdaq SmallCap Market. Nasdaq requires, among other things, that any stock listed on the SmallCap Market have a minimum of 500,000 shares held by non-affiliates of the issuer. At present, the Company has only 357,243 shares held by non-affiliates. The Company has been notified by Nasdaq that its stock will be delisted if steps are not taken to increase the number of shares held by non-affiliates. The stock split will result in over One Million (1,000,000) shares being held by non-affiliates, giving the Company a large buffer over the minimum requirement.

     In the event that the Company's stock is delisted there can be no assurance that trading in the Common Stock will continue (through the OTC Bulletin Board or otherwise). Any delisting of the Common Stock may adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, any delisting may cause the Common Stock to be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of the Common Stock. If the Common Stock becomes subject to these regulations, the market price of the Common Stock and the liquidity thereof could be adversely affected.

     The Board of Directors has no present intention to issue any additional shares other than as described above. The Board of Directors has the authority, prior to the effectiveness of filing the amendment with the State of Delaware, to terminate the amendment without further action by the stockholders.
The Board of Directors has no present intention of taking such action.

                      ------------------------------------

                                 OTHER MATTERS

     Management does not intend to present to the meeting any matters other than the matters referred to herein, and as of this date Management does not know of anything that will be presented by other parties. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                        ESTABLISHMENT OF AUDIT COMMITTEE

     In order to comply with Nasdaq's newly established standards of corporate governance, the Board of Directors has established an audit committee composed of three directors, two of whom are independent directors. The audit committee is composed of Michael Wreschner, Wilfred Wyler and Alfred Simon.

                           1998 STOCKHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the 1998 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act must be received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than July 2, 1998. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 1998 Proxy Statement.

                            SOLICITATION OF PROXIES

     The expense of this solicitation, expected to be nominal, will be borne by the Company. Solicitation will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company may make solicitations of proxies by telephone or telecopier. The Company may also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for their expenses in so doing. This Proxy Statement and the accompanying Proxy are first being sent to the Company's stockholders commencing on or about February 20, 1998.

                             ADDITIONAL INFORMATION

     Investors who wish to participate in the meeting may go to the New York offices of the Company at 420 Lexington Avenue, Suite 300, New York, N.Y., at which there will be an open telephone conference call during the Annual Meeting.

     The Company's Annual Report to Stockholders for the year ended December 31, 1996 has previously been provided to stockholders in connection with the Annual Meeting held on October 30, 1997, and is incorporated herein by reference pursuant to Rule 14a-101. That report contains all financial information considered material to the request for approval of the amendment.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 1996, AND QUARTERLY REPORTS ON FORM 10-Q FOR QUARTERS ENDED MARCH 31, 1997, JUNE 30, 1997 AND SEPTEMBER 30, 1997, EACH FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE ON REQUEST BY WRITING TO THE SECRETARY OF THE COMPANY, IIC INDUSTRIES INC., 420 LEXINGTON AVENUE, SUITE 300; NEW YORK, NEW YORK 10170-0399.

                                            Fortunee F. Cohen
                                            Secretary

New York, New York
February 20, 1998

                              IIC INDUSTRIES INC.

              THIS PROXY IS SOLICITED FROM HOLDERS OF COMMON STOCK
                      ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of IIC INDUSTRIES INC. (the "Company") does hereby appoint BERNARD SCHREIER, MICHAEL WRESCHNER and GIDEON SCHREIER, and each of them, each with full power of substitution and revocation, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on March 3, 1998, and at any adjournment thereof, upon:


-------------------------------------------------------------------------------
1. RATIFICATION OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED SHARES OF THE COMPANY FROM 1,800,000 TO 7,200,000 SHARES, AND CHANGING THE PAR VALUE FROM $1.00 PER SHARE TO $0.25 PER SHARE.

                       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2. IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT, TO VOTE UPON ANY SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                         (PLEASE SIGN ON REVERSE SIDE)
                                                                         (Over)

         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, and hereby revokes any proxy or proxies heretofore given.

                                       DATED:                            , 1998


                                       ----------------------------------------
                                       SIGNATURE


                                       ----------------------------------------
                                       SIGNATURE

                                       (Please sign exactly as your name
                                       appears above. If stock is owned in
                                       joint names, each joint owner must sign.
                                       If signing as executor, administrator,
                                       trustee, attorney or guardian, or as an
                                       officer of a corporation or general
                                       partner of a partnership, please also
                                       give your full title.)

                                       PLEASE SIGN AND RETURN THIS PROXY
                                       PROMPTLY IN THE ENCLOSED ENVELOPE. NO
                                       POSTAGE IS NECESSARY IF MAILED IN THE
                                       UNITED STATES.